JP Morgan Investor Dinner
New York City
June 3, 2010

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and
the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Parents
American Baby
Better Homes and Gardens
Ladies' Home Journal
Traditional Home
Parents.com
Midwest Living
More
Family Circle
ReadyMade
Mixing Bowl

FOX 5 KVVU-TV Henderson - Las Vegas
Working 4 You
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5 KCTV5.com
my ksmo TV .com
WNEM.com
FOX Carolina
CBS Atlanta

O'Grady Meyers
m
NMS new media strategies
directive
genex.
Big Communications
the hyper factory

meredith

Broad Media and Marketing Footprint
National
Media Brands
Meredith
Integrated
Marketing
Local  Media
Brands
Revenues:
$960 million
Revenues:
$175 million
Revenues:
$275 million

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Reach 75 million women who make the majority of household purchasing decisions, regardless of economic climate

Agenda

Parents FamilyCircle Parents.com Better Homes and Gardens Mixing Bowl fitness baby Parents tv Traditional Home ReadyMade More fitness mujer

Padres Special Interest media SUCCE FARMI Midwest Living Better meredith

Her Family
Her Home
Her Self
Delivering The Largest Adult Female Audience

Five Things to Know About Meredith
1. The largest media company serving U.S. women

2. Strong consumer connection across multiple platforms
 • Magazines, Internet, Television, Retail, Mobile

Agenda

Growing Readership
Source: Spring 2000 & 2010 MRI Reports
* Traditional Home and Midwest Living
	2000	2010
Better Homes and Gardens	34	40
Family Circle	21	19
Parents	12	16
Ladies’ Home Journal	15	13
Fitness	6	7
American Baby	6	7
More	NA	2
Other*	6	9
TOTAL	100	113
+13%
Readership in Millions

Growing Online Consumer Connection
Source: Meredith, in millions
20
National Media Group Average Monthly Unique Visitors
33% CAGR
12
9
7
2

220
260
270
380
400
Increased Hours of Locally Produced News Programming
Morning news hours up 40% over 5 years
Adding 4 p.m. news across group
Building 24-hour multi-platform news culture

Walmart
Save money. Live better.

Better Homes and Gardens.
FLOWERS by FTD

UNIVERSAL
FURNITURE

+

+

Better Homes and Gardens
Blushing Pinks
Dutch Boy
+

meredith

Growing Presence in Brand Licensing
 – Sales meeting expectations
 – SKUs doubled to 2,000 from prior year
 – Introduced line of paint
 – Expanded to Canada
Garden
Interior decor
Canada
Paint

Better Homes and Gardens
Parents

meredith

meredith

Meredith’s Approach to Mobile for Consumers
• Smart device adoption rate growing
• Early-adopter marketers showing interest
Trends we see:
• Business to business:
 - Developing mobile apps, web sites and marketing
 campaigns for corporate clients
• Business to consumer:
 - Launching mobile versions of our brands
 - Next Issue Media initiative among publishers
 - Pearl initiative among broadcasters
What we’re doing (two-pronged approach):

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Multi-platform assets are a competitive advantage

Agenda

O'GRADY\MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

FOX 5 KVVU-TV

WSMV.COM

FOX 12 OREGON

Local Media

meredith

next issue media

Walmart

Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Emphasize 360° Marketing Approach
Mobile
E-Reader

Improving Advertising Performance
Quarter ended	Total Meredith Advertising
6/30/09	(14.9)%
9/30/09	(9.5)%
12/31/09	(6.9)%
3/31/10	+8.1%
6/30/10*	+7 to 8%
* = Forecast

Source: Publishers Information Bureau (April - March issues)
Magazine Advertising Revenue Performance
Trailing 12 Months
Meredith
7%
Time, Inc.
Martha Stewart
Readers Digest
Hachette
Rodale
Hearst
Industry
Conde Nast
(4)%
(5)%
(6)%
(10)%
(10)%
(11)%
(15)%
(21)%

Quarter ended	Meredith PIB	Industry PIB	Variance (pct pts)
3/31/09	(1.3)%	(21.5)%	+20.2
6/30/09	3.2%	(20.9)%	+24.1
9/30/09	10.5%	(18.3)%	+28.8
12/31/09	10.7%	(8.6)%	+19.3
3/31/10	9.0%	(1.4)%	+10.5
Source: Publishers Information Bureau

National Media Advertising Performance vs. Industry
Year-over-Year Comparison

	% of Total Revenues		Trailing 12 months Category Performance
	Meredith	Industry	Meredith	Industry
Food-Beverage	23%	13%	15%	3%
Toiletries & Cosmetics	13%	13%	21%	Flat
DTC Pharma	12%	6%	26%	Flat
Retail	7%	7%	12%	(16)%
Home	6%	3%	(4)%	(20)%
Media-Entertainment	6%	9%	(6)%	(16)%
Direct Response	5%	7%	(14)%	(18)%
Non-DTC Pharma	5%	4%	(19)%	(16)%
Household Supplies	5%	2%	14%	9%
Business-Finance	4%	8%	8%	(23)%
Meredith Top 10 Ad Category Revenues vs. Industry

Source: Publishers Information Bureau (trailing 4 quarters)

	% of Total Revenues		Industry Category Performance
	Industry	Meredith	1-Year	2-Year
Toiletries & Cosmetics	13%	13%	Flat	(4)%
Food-Beverage	13%	23%	3%	(12)%
Media-Entertainment	9%	6%	(16)%	(21)%
Business-Finance	8%	4%	(23)%	(37)%
Apparel	8%	2%	(23)%	(32)%
Retail	7%	7%	(16)%	(27)%
Direct Response	7%	5%	(18)%	(30)%
DTC Pharma	6%	12%	Flat	(25)%
Automotive	6%	2%	(19)%	(40)%
Non-DTC Pharma	4%	5%	(16)%	(18)%
Source: Publishers Information Bureau (trailing 4 quarters)
Industry Top 10 Ad Category Revenues vs. Meredith

Source: Television Bureau of Advertising
Spot only revenue

Local Media Non-Political Ad Performance vs. Industry
Year-over-Year Comparison
Quarter ended	Meredith Internal	Industry TvB	Variance (pct pts)
6/30/09	(25)%	(25)%	--
9/30/09	(13)%	(19)%	+6
12/31/09	5%	4%	+1
3/31/10	17%	16%	+1

Source Meredith
•Pacings at 4/27/10
Spot only

Local Media Non-Political Ad Category Performance
Category	Quarter ended 6/30/09	Quarter ended 9/30/09	Quarter ended 12/31/09	Quarter ended 3/31/10	Quarter ended 6/30/10*
Auto	(57)%	(39)%	(6)%	61%	75%
Prof. Srvs.	(12)%	1%	7%	11%	10%
Restaurants	(14)%	(5)%	(7)%	3%	(1)%
Furnishings	(15)%	(12)%	(15)%	(1)%	13%
Retail	(21)%	(20)%	13%	39%	41%
Total	(26)%	(13)%	5%	17%	Up high teens
Year-over-Year Comparison

Election Year Outlook Bright
Governor races:
 • Open seats in CT, GA, KS, MI, OR, SC, TN,
 • Incumbents facing tough races in AZ, MA, NV
Senate races:
 • Open seats in CT, KS, MO
 • Incumbents facing tough races in AZ, NC, NV
House races:
 • Open seats in AZ, KS, TN, WA
 • Incumbents facing tough races in CT, KS, MO, NV

Advertising Summary: Environment Strengthening
Magazines:

 • Have significantly outperformed industry for 5-straight quarters
 • Driven by favorable category mix and better execution
 • Strong comparables and anticipated rebound in weaker categories will likely move near-term industry performance ahead of Meredith
Television:

 • Have delivered strong growth and tracked above industry
 • Automotive is central to recovery but other categories are rebounding
 • Expect strong political advertising season - Fall 2010

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Revenues more than doubled in five years

Agenda

$167
$190
$213
$211
$225
2003
2005
2007
2009
2011

meredith

Marketing Services Industry Spending Growing
Forecast
$ in billions; Source: VSS September 2009

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
Separate for Specialist Programs
meredith
integrated marketing
Integrated for Brand Synergy
directive
BIG COMMUNICATIONS
NMS
new media strategies
the hyper factory
O'GRADY\MEYERS
genex.

meredith

Database
Mobile
Digital
Word of
mouth
Healthcare
Assembling Array of Custom Marketing Capabilities

$75
$80
$100
$155
$175
2005
2006
2007
2008
2009

meredith

24% CAGR
$ in millions
Delivering Strong Revenue Growth Over Time

what's cooking
qu'est-ce qui mijote

food&family

kraft foods
food&family
make today delicious

food assistant

twitter
YouTube
facebook

meredith

iFood Assistant
Database
Digital Magazine
Video
Magazines
Emails
Social Marketing
Online
Case Study: Evolution of the Kraft CRM

Five Things to Know About Meredith
1. The largest media company serving U.S. women
5. Strong balance sheet and financial position
 • Strong cash flow, low debt and consistent dividend growth

Agenda

Fiscal Third Quarter Highlights
	Quarter ended 3/31/10	Quarter ended 3/31/09	% var
Total Company revenue	$353	$338	+5%
Operating Profit	$56	$43	+30%
Operating Profit Margin	16%	13%	+300 bps
Earnings per share	$0.73*	$0.56	+30%
In millions except per share data and profit margin
* Includes a benefit of $0.04 from special items, primarily the resolution of an income tax contingency

Consistently Generate Strong Cash Flow
12% CAGR
$ in millions; fiscal years
$131
$160
$163
$171
$194
$211
$256
$181

 200
Stock Option Exercises
$1,800
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$1,800
Available Cash
$1,600
Operating Cash Flow
 200
Dividends
$ in millions
$600
Share Repurchases
 $800
SUBTOTAL
Use of Cash: Fiscal 2001 through 2009

$ in millions; fiscal years
Assumes revolving facilities are renewed upon expiration.
Consistent Debt Reduction
$130
Illustration of Meredith’s debt balance
assuming current maturity schedule

$305
$205
$485
$155
$255
$380

$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
$0.92
2002
2003
2004
2005
2006
2007
2008
2009
2010

meredith

Track Record of Dividend Increases
12% CAGR
Calendar years

Quarter ended 6/30/10
Total Company advertising revenue	+7 to 8%
National Media advertising revenue	Flat to up Slightly
Local Media advertising revenue	Up high teens
Earnings per share*	$0.61 to $0.66
Fiscal Fourth Quarter and Full Year Outlook
* Excludes special items
Fiscal 2010 earnings per share*	$2.13 to $2.18

Five Things to Know About Meredith
1. The largest media company serving U.S. women

2. Strong consumer connection across multiple platforms
3. 360° Sales & Marketing Approach to Marketplace
4. Growing marketing solutions business
5. Strong balance sheet and financial position

meredith

Better Homes and Gardens
Parents
More
Better
meredith women's network
Mixing Bowl
FamilyCircle
american baby
Midwest Living
SER Padres
Successful Farming
Parents tv
Ladies' Home Journal
fitness
Traditional Home
WOOD
ReadyMade
Special Interest media

Atlanta cbsatlanta.com
PDX TV
KCTV 5 KCTV5.com
FOX 5 KVVU-TV Henderson - Las Vegas
5 Telling it like it is KPHO.com
Working 4 You
my ksmo TV .com
WNEM.COM
FOX 12 Oregon
Eyewitness News 3
FOX Carolina
CBS 3 Springfield

meredith integrated marketing
genex
O'Grady Meyers
directive
NMS new media strategies
Big Communications

Appendix

$1,005
$1,050
$1,200
$1,600
$1,400
2001
2003
2005
2007
2009

Total Company Revenue Growth
8% CAGR
$ in millions; fiscal years

$730
$770
$870
$1,230
$1,130
2001
2003
2005
2007
2009

meredith

Total National Media Revenue Growth
9% CAGR
$ in millions; fiscal years

$330
$360
$410
$620
$530
2001
2003
2005
2007
2009

meredith

National Media Advertising Revenue Growth
11% CAGR
$ in millions; fiscal years

$270
$275
$310
$350
$275
2001
2003
2005
2007
2009

meredith

Total Local Media Revenue Growth
4% CAGR
$ in millions; fiscal years

$260
$265
$305
$340
$260
2001
2003
2005
2007
2009

meredith

Local Media Advertising Revenue Growth
4% CAGR
$ in millions; fiscal years

$215
$165
$160
$120
$125
2001
2003
2005
2007
2009

meredith

National Media Operating Profit
10% CAGR
$ in millions; fiscal years; before special charges

$30
$55
$85
$105
$45
2001
2003
2005
2007
2009

meredith

Local Media Operating Profit
23% CAGR
$ in millions; fiscal years; before special charges; from continuing operations before special charges

$1.16
$1.48
$2.41
$3.38
$2.03
2001
2003
2005
2007
2009

meredith

Earnings Per Share
20% CAGR
$ in millions; fiscal years